Exhibit 99.1

SCAN TO VIEW MATERIALS & VOTE w OMNICOM GROUP INC. VOTE BY INTERNET 280 PARK AVENUE, Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above NEW YORK, NY 10017 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 17, 2025, or, for shares held in Omnicom employee plans, 11:59 p.m. Eastern Time on March 13, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/OMC2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 17, 2025, or, for shares held in Omnicom employee plans, 11:59 p.m. Eastern Time on March 13, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V60540-S08530 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY OMNICOM GROUP INC. The Board of Directors of Omnicom Group Inc. (“Omnicom”) recommends you vote FOR the following proposals (as listed in For Against Abstain the proxy statement): 1. To approve the issuance of shares of common stock, par value $0.15 per share, of Omnicom, pursuant to the terms of the Agreement ! ! ! and Plan of Merger, dated as of December 8, 2024, by and among Omnicom, EXT Subsidiary Inc., a wholly owned subsidiary of Omnicom, and The Interpublic Group of Companies, Inc. 2. To approve one or more adjournments of the Omnicom special meeting to a later date or time, if necessary or appropriate, to ! ! ! permit the solicitation of additional votes or proxies if there are not sufficient votes cast at the Omnicom special meeting to approve proposal 1. NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Joint Proxy Statement is available at www.proxyvote.com. V60541-S08530 OMNICOM GROUP INC. Special Meeting of Stockholders 9:00 a.m., Eastern Time, March 18, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Philip J. Angelastro and Louis F. Januzzi, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of OMNICOM GROUP INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 a.m., Eastern Time, on March 18, 2025, virtually at www.virtualshareholdermeeting.com/OMC2025SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters. If the undersigned is a participant in Omnicom’s employee retirement savings plan and/or employee stock purchase plan and has Omnicom stock allocated to his or her account(s), then the undersigned directs the trustee or the administrator of the relevant plan likewise to appoint the above-named individuals as proxies to vote and act with respect to all shares of such stock so allocated in the manner specified on the reverse of this card and in their discretion on all matters as may properly come before the meeting. If you are such a participant and your voting instructions are not received by 11:59 p.m., Eastern Time, on March 13, 2025, the trustee of the employee retirement savings plan will vote your plan shares in the same proportion on each issue as it votes all other shares in the plan for which it has received timely voting instructions, and the administrator of the employee stock purchase plan will not vote your shares. Continued, and must be signed and dated on the other side